UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  May 9, 2007
                                           ------------


                            American River Bankshares
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             (Exact name of registrant as specified in its chapter)


        California                    0-31525                  68-0352144
----------------------------        ------------          -------------------
(State or other jurisdiction        (Commission              (IRS Employer
     Of incorporation)              File Number)          Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA              95670
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code            (916) 851-0123
                                                     ---------------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

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Item 7.01.   Regulation FD Disclosure

The Company is furnishing (not filing) an investor slide presentation as Exhibit
99.1 on this Current Report on Form 8-K pursuant to Regulation FD. On Wednesday, May 9th beginning at approximately 7:45 a.m. Pacific Time, American River Bankshares Executive Vice President and Chief Financial Officer Mitchell Derenzo will give a presentation of the Company's business strategies and financial performance at the D.A. Davidson & Co. Financial Services Conference in Seattle, Washington.

Presentations will be webcast live at http://www.wsw.com/webcast/dadco9/amrb/. In addition, American River Bankshares' presentation materials will be available online after the event at www.amrb.com.


Item 9.01.   Financial Statements and Exhibits.

     (c)     Exhibits

             (99.1) Investor presentation dated May 9, 2007




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
May 9, 2007                         Mitchell A. Derenzo, Chief Financial Officer


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

INDEX TO EXHIBITS


Exhibit No.          Description                                           Page
-----------          -----------                                           ----

99.1                 Investor Presentation of American River                4
                     Bankshares dated May 9, 2007
















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